UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

1.01

Item 5.02(f) Compensatory Arrangements of Certain Officers.

On April 29, 2024, the Compensation Committee of the Board of Directors of Gold Resource Corporation (the “Company”) evaluated and determined the annual short-term incentive plan (“STIP”) amounts earned under the Executive Management Bonus Plan for each of the named executive officers for fiscal year ended December 31, 2023. The 2023 STIP was paid at 59.1% of target based on the achievement of certain pre-determined performance goals as discussed in the “2023 STIP” section of the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2024 (the “2023 Proxy Statement”). To conserve the Company’s cash reserves, the 2023 STIP payments to the Company’s named executive officers were made in the form of restricted stock units (“RSUs”) in lieu of cash, with the number of RSUs calculated by dividing each named executive officer’s 2023 STIP amount by the 20-day volume weighted average price of the Company’s common stock as of the grant date, equal to $0.5607 per share. The RSUs were granted to the named executive officers on April 29, 2024 and vest in three equal installments on each of January 1, 2025, January 1, 2026 and January 1, 2027.

The 2023 STIP amounts awarded to each named executive officer, as well as the number of RSUs granted in respect thereof, are set forth in the table below:

Executive	2023 STIP Amount	Number of RSUs Granted
Allen J. Palmiere	$175,591	313,165
Chet Holyoak (1)	$56,757	101,225
Kimberly C. Perry (1)	-	-
Alberto Reyes	$80,642	143,824
(1)	Ms. Perry departed the Company on August 2, 2023 and was replaced by Mr. Holyoak as Interim Chief Financial Officer.

In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, the Pay Versus Performance Table, and the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table as reported in the 2023 Proxy Statement to include each named executive officer’s final STIP amounts and total compensation amounts for the fiscal year 2023.

Summary Compensation Table

The following table contains revised total compensation amounts of the Company’s named executive officers for the fiscal year ended December 31, 2023 as reported in the 2023 Proxy Statement:

							Non-Equity
Name and					Stock	Option	Incentive	All Other
Principal	Position	Year	Salary	Bonus	Awards	Awards	Award	Compensation	Total

Allen J. Palmiere	CEO, President and Director	2023	$495,000	-	$339,255	-	$175,591	-	$1,009,846
Chet Holyoak	Chief Financial	2023	$209,500	-	$33,795	-	$56,757	$7,788	$307,840
Kimberly C. Perry	Chief Financial	2023	$242,884	-	$157,351	-	-	$196,582	$596,817
Alberto Reyes	Chief Operating	2023	$341,000	$50,000	$162,596	-	$80,642	-	$634,238

Pay Versus Performance Table

The following table contains revised Summary Compensation Table totals and “compensation actually paid” to the Company’s named executive officers for fiscal year 2023 reflecting the 2023 STIP amounts, as shown in the Pay Versus Performance Table in the 2023 Proxy Statement:

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ("TSR")	Net Income / (Loss As $ '000s (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$ 1,009,846	$ 459,467	$ 512,965	$ 246,146	$ 25	$ (16,017)
(1)	In his capacity as Chief Executive Officer, Mr. Palmiere is included as the principal executive offer (“PEO”) for 2023. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.
(2)	In 2023, the non-PEO NEOs comprises of Mr. Holyoak, Ms. Perry and Mr. Reyes. Concerning Ms. Perry, compensation related to her termination includes severance and accrued vacation paid as cash.
(3)	Represents Company Net Income as disclosed on our annual report on Form 10-K for the respective year.

Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table

The following table contains a revised reconciliation of the amounts reflected in the Summary Compensation Table for Mr. Palmiere and the other named executive officers (other than the PEO) for 2023 covered by the Pay Versus Performance Table included in the 2023 Proxy Statement (as reported in columns (b) and (d) above, respectively) as compared to the Compensation Actually Paid to Mr. Palmiere and Average Compensation Actually Paid to the other named executive officers (other than the PEO) for 2023 (as reported in columns (c) and (e) above, respectively), reflecting the 2023 STIP amounts. The company’s named executive officers (other than the PEOs) whose compensation is used to calculate the average amounts in the Pay Versus Performance Table for fiscal year ended December 31, 2023 are Mr. Holyoak, Ms. Perry and Mr. Reyes.

PEO OTHER NEO AVERAGE
ADJUSTMENTS		2023	2023
Summary Compensation Table Total		$ 1,009,846	$ 512,965
Deduction for amount reported in "Option Awards" column of the Summary Compensation Table	(-)	$ -	$ -
Deduction for amount reported in "Stock Awards" column of the Summary Compensation Table	(-)	$ (339,255)	$ (117,914)
Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	(+/-)	$ 133,987	$ 25,854
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the year	(+/-)	$ 100,418	$ 25,621
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	(+/-)	$ (421,822)	$ (59,258)
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY	(+/-)	$ (23,708)	$ (74,915)
Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	(+/-)	$ -	$ (66,207)
Compensation Actually Paid		$ 459,467	$ 246,146

Compensation Actually Paid and Cumulative TSR

The following graph reflects the relationship between the amount of “compensation actually paid” to Mr. Palmiere and the average amount of “compensation actually paid” to the Company’s named executive officers as a group (excluding Mr. Palmiere) with the Company’s cumulative TSR over the two years presented in the table.

Compensation Actually Paid and GAAP Net Loss

The following table reflects the relationship between the amount of “compensation actually paid” to Mr. Palmiere and the average amount of “compensation actually paid” to the Company’s named executive officers as a group (excluding Mr. Palmiere) with the Company’s net loss, as reported under US GAAP, over the two years presented in the table. The Company does not use net loss as a performance measure in the overall executive compensation program.

Item 9.01Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished with this report:

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: May 3, 2024	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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